UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2003

LSI LOGIC CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-11674	94-2712976

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1621 Barber Lane
Milpitas, California 95035

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(408) 433-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     LSI Logic Corporation (LSI Logic) today announced its intention to separate its storage systems operations from its semiconductor business and create an independent storage systems company. The independent company will be based upon LSI Logic’s wholly owned subsidiary, LSI Logic Storage Systems, Inc., which is currently reported as a separate segment in LSI Logic’s financial statements.

     The LSI Logic Board of Directors has authorized management to proceed with the separation. Depending on to market conditions, LSI Logic is considering an initial public offering (IPO) for the storage systems company in the first half of 2004. At a later date following the IPO, LSI Logic may distribute to its stockholders the remaining shares of the storage systems business in a tax-free transaction or sell or hold any portion of the shares.

     Tom Georgens will be the chief executive officer of the storage systems company. Georgens has served as the president of LSI Logic’s Storage Systems subsidiary for the past five years. The current executive team will remain in place. LSI Logic also plans to identify independent directors to serve on the board of the storage systems company.

Safe Harbor for Forward-Looking Statements

     This document contains a number of forward-looking statements that involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the following: LSI Logic’s intention to separate its storage systems operations from its semiconductor business and to create a separate storage systems company; the possibility of engaging in an IPO for the storage systems company in the first half of 2004; and the possibility of distributing the remaining shares of the storage systems company in a tax-free transaction or selling or holding a portion of the shares of the storage systems company. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. The risks and uncertainties include, but are not limited to, the following: the possibility that the semiconductor company’s financial results will be harmed as a result of the separation of the storage systems business; the increased vulnerability of each company to the cyclical nature of each of their respective industries; increased expenses resulting from the separation; employee distraction and the inability of LSI Logic to manage successfully and complete the separation, including the ability to retain and attract key employees; risks relating to the allocation of assets and personnel between the companies; the risk that the IPO for the storage systems company may not occur; the risk of a downturn in the companies’ target markets; the possibility of unfavorable economic conditions in general; and to the extent that the spin-off or a sale of the storage systems company occurs, the risk that the ability of the holders of LSI Logic’s convertible notes to proceed against the full assets of LSI Logic might be impaired. In addition, please see the documents filed by LSI Logic with the SEC, and specifically its most recent reports on Form 10-K, 10-Q and 8-K, for a more complete description of the risks and uncertainties facing LSI Logic’s business. LSI Logic undertakes no duty to update the forward-looking statements herein.

Item 7. Financial Statements and Exhibits

     The following exhibit is furnished pursuant to Item 9 hereof.

Exhibit Number	Description

99.1	LSI Logic Corporation Press Release dated November 13, 2003.*

*	Furnished, not filed

Item 9. Regulation FD Disclosure

     On November 13, 2003, LSI Logic issued a press release regarding its intention to separate its storage systems operations from its semiconductor business and to build an independent storage systems company. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

     The information filed under Item 5 to this Form 8-K is incorporated by reference into Item 9 of this Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI LOGIC CORPORATION
a Delaware Corporation

Dated: November 13, 2003	By:	/s/ David G. Pursel

David G. Pursel
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of News Release dated November 13, 2003*

*	Furnished, not filed